Filed Pursuant to Rule 497(a)
Registration No. 333-195863
Rule 482ad

FS Investment Corp.

$275,000,000

4.750% Notes due 2022

PRICING TERM SHEET

April 27, 2015

The following sets forth the final terms of the 4.750% Notes due 2022 and should only be read together with the preliminary prospectus supplement dated April 27, 2015, together with the accompanying prospectus dated June 19, 2014, relating to these securities (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer	FS Investment Corp.
Security	4.750% Notes due 2022
Ratings (S&P / Fitch)*	BBB (Stable)/BBB- (Stable)
Aggregate Principal Amount	$275,000,000
Offered

Trade Date	April 27, 2015
Settlement Date	April 30, 2015 (T+3)
Maturity Date	May 15, 2022
Interest Payment Dates	May 15 and November 15, commencing November 15, 2015 (long first coupon)

Price to Public (Issue Price)	99.684%
Coupon (Interest Rate)	4.750%

Yield to Maturity	4.803%

Spread to Benchmark Treasury	+ 312.5 basis points
Benchmark Treasury	1.750% due March 31, 2022
Benchmark Treasury Price and	100-15 and 1.678%
Yield

Make-Whole Redemption	Equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest to the redemption date:

• 100% of the principal amount of the Notes to be redeemed, or

• the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 50 basis points; provided, however, that if we redeem any Notes on or after April 15, 2022 (the date falling one month prior to the maturity date of the Notes), the redemption price for the Notes will be equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to the redemption date.

Denomination	$2,000 and integral multiples of $1,000 in excess thereof
CUSIP / ISIN	302635 AC1 / US302635AC17
Joint Book-Running Managers	J.P. Morgan Securities LLC
Wells Fargo Securities, LLC
Co-Managers	Citigroup Global Markets Inc. Deutsche Bank Securities Inc. Keefe, Bruyette & Woods, Inc.

*	Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of FS Investment Corp. before investing. The Preliminary Prospectus, which has been filed with the Securities and Exchange Commission, contains this and other information about FS Investment Corp. and should be read carefully before investing.

The information in the Preliminary Prospectus and in this pricing term sheet is not complete and may be changed. The Preliminary Prospectus and this pricing term sheet are not offers to sell any securities of FS Investment Corp. and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. Copies of the Preliminary Prospectus may be obtained from J.P. Morgan Securities LLC at 383 Madison Avenue, New York, NY 10179, Attn – Investment Grade Syndicate Desk, or via phone at 212-834-4533; or Wells Fargo Securities, LLC at 608 2nd Avenue, South Minneapolis, MN 55402, Attn: WFS Customer Service, or via phone at 1-800-645-3751, or by email at wfscustomerservice@wellsfargo.com.